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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-35942) of The Scotts Company of our report dated April 20, 2001 relating to the financial statements of The Scotts Company Union Retirement Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
June 28, 2001